SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  Form 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)
March 8, 1999


                             TIG HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


       Delaware                1-11856             94-3172455
   (State or other        (Commission File        (IRS Employer
     jurisdiction              Number)           Identification
  of incorporation)                                  Number)


65 East 55th Street, 28th Floor, New York, New York     10022
        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (212) 446-2700



                                    None
       (Former name or former address, if changed since last report)

Item 7.  Financial Statements.

         (c)  Exhibits:


Exhibit
  No.                 Description


 99.1 Press Release dated March 8, 1999, announcing that the the shareholders of TIG Holdings, Inc. (the "Registrant") have approved the Agreement and Plan of Merger dated as of December 3, 1998 among Fairfax Financial Holdings Limited ("Fairfax"), FFHL, Inc. ("FFHL"), and the Registrant, which provides for the merger of FFHL (a wholly owned subsidiary of Fairfax) with and into the Registrant.



                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TIG Holdings, INC.
                                   ----------------------------------
                                             (Registrant)

Date  March 8, 1999                By: /s/ William H. Huff, III
                                      -------------------------------
                                             (Signature)

                                        Name:   William H. Huff, III
                                        Title:  Senior Vice President
                                                  and General Counsel

                               EXHIBIT INDEX



                                                               Sequentially
    Exhibit                                                      Numbered
     Number                    Exhibit                             Page


      99.1       TIG Holdings, Inc. Press Release dated March
                 8,  1999*


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*        Filed herewith.